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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                         Date of Report: June 11, 2003
                       (Date of earliest event reported)

                         Commission File No. 333-101500

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                    Banc of America Mortgage Securities, Inc.
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        Delaware                                        36-4514369
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(State of Incorporation)                   (I.R.S. Employer Identification No.)

 201 North Tryon Street, Charlotte,
         North Carolina                                    28255
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Address of principal executive offices                  (Zip Code)

                                 (704) 387-8239
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               Registrant's Telephone Number, including area code

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(Former name, former address and former fiscal year, if changed since last report)

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ITEM 5. Other Events
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     Attached as an exhibit are the Collateral Term Sheets (as defined in the no-action letter dated February 17, 1995 issued by the Securities and Exchange Commission to the Public Securities Association) and Computational Materials and Structural Term Sheets (both as defined in the no-action letter dated May 21, 1994 issued by the Securities and Exchange Commission to Kidder, Peabody Acceptance Corporation I, Kidder, Peabody & Co. Incorporated and Kidder Structured Asset Corporation) prepared by Banc of America Securities LLC and Lehman Brothers Inc. which are hereby filed pursuant to such letters.

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ITEM 7. Financial Statements and Exhibits
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        (c) Exhibits

Item 601(a)
of Regulation S-K
Exhibit No.                                Description
-------------------------------------      ------------------------------
       (99)                                Collateral Term Sheets,
                                           Computational Materials
                                           and Structural Term Sheets
                                           prepared by Banc of America
                                           Securities LLC and Lehman
                                           Brothers Inc. in connection
                                           with Banc of America Mortgage
                                           Securities, Inc., Mortgage
                                           Pass-Through Certificates,
                                           Series 2003-F

                                      -3-

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     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           BANC OF AMERICA MORTGAGE
                                           SECURITIES, INC.


June 11, 2003

                                           By:        /s/ Judy Lowman
                                              -----------------------------
                                                       Judy Lowman
                                                      Vice President


                                      -4-

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                                INDEX TO EXHIBITS
                                -----------------

                                                             Paper (P) or
Exhibit No.       Description                                Electronic (E)
--------------    ---------------------------------------    --------------
   (99)           Collateral Term Sheets,                           E
                  Computational Materials
                  and Structural Term Sheets
                  prepared by Banc of America
                  Securities LLC and Lehman
                  Brothers Inc. in connection
                  with Banc of America Mortgage
                  Securities, Inc., Mortgage Pass-
                  Through Certificates, Series 2003-F

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